SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549
                            -----------------------
                                    FORM  8-K

                                 CURRENT  REPORT

                    Pursuant  to  Section  13  or  15  (D)  of  the
                        Securities  Exchange  Act  of  1934

Date  of  Report
(Date  of  earliest  event  reported):  May  15,  2003


                          Life  Partners  Holdings,  Inc.
             (Exact  name  of  registrant  as  specified  in  its  charter)

      Texas                          0-7900                       74-2962475
-----------------                -------------               -------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204  Woodhew,  Waco,  Texas  76712
              ---------------------------------------------------
              (Address  of  principal  executive  offices)  (Zip  Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
                                                                  --------------

Item  5.  Other  Events.
------------------------

     On March 14, 2003, Life Partners Holdings, Inc. issued a press release announcing revenues and net income for the fiscal year ended February 28, 2003. On March 15, 2003, Life Partners Holdings, Inc. issued a press release announcing payment of its quarterly dividend. The press releases are filed as exhibits to this current report.




                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIFE  PARTNERS  HOLDINGS,  INC.

Date:  May  16,  2003                By:/s/Nina  Piper
                                        ----------------------------------------
                                        Nina  Piper
                                        (Principal  Accounting  Officer)

                                  EXHIBIT  INDEX

     Exhibit  99.1     Press  Release  dated  May  14,  2003
     Exhibit  99.2     Press  Release  dated  May  15,  2003

Exhibit  99.1


  LIFE PARTNERS HOLDINGS, INC. ANNOUNCES INCREASED REVENUES AND PROFITS FOR THE
                       FISCALYEAR ENDED FEBRUARY 28, 2003
                  - Achieves Record Revenues and Profitability


Waco, Texas -- (Business Wire) - May 14, 2003 - Life Partners Holdings, Inc.(OTCBB: LPHI) today announced that it had achieved record revenues of $12,178,433 for the fiscal year ended February 28, 2003, an increase 167% when compared with revenues of $4,557,524 for the prior fiscal year ended February 28, 2002.The Company also announced that Net Income After Taxes totaled a record $1,879,144 or $0.20 per share for the fiscal year ended February 28, 2003, versus a loss of ($988,517 ), ($0.11) per share for the fiscal year ended February 28, 2002.

Brian Pardo, Chairman and CEO of Life Partners Holdings, Inc. commented, "I am extremely pleased with the operating results we achieved during the year ended February 28, 2003. Our record growth confirms the increasing demand for Transferable Insurance Policies among the global investment community and their recognition as a secure, high yield investment vehicle. As a result of our record profitability, our directors have authorized an increase over last year in our regular quarterly dividend to $0.03 per share, as well as a "Christmas Bonus" dividend of $0.04 per share to be paid to our shareholders in December, 2003. This serves to underscore our continued commitment towards enhancing shareholder value. I am highly optimistic that the growth we achieved during fiscal year 2003 shall continue in our current fiscal year".

Details of the Company's operating results will be discussed in the Company's Form 10-K which the company anticipates filing with the Securities and Exchange on or before May 29, 2003.
Safe Harbor - This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.



Contact:
      Life  Partners  Holdings,  Inc.,  Waco
      Dana  Yarbrough,  800/368-5569
      e-mail:  dyarbrough@lifepartnersinc.com

Exhibit  99.2


                          LIFE PARTNERS HOLDINGS, INC.
                    ANNOUNCES SHAREHOLDER DIVIDEND PAY DATE


Waco, TX (May 15, 2003) Life Partners Holdings, Inc. (LPHI:OTC: BB) announced today that it will pay a first quarter FY 04' dividend of 3 cents per share to shareholders of record of its common stock on May 30, 2003. The dividend will be paid on or about June 15, 2003.

The company said the Board of Directors has authorized the payment of 13 cents per share for its 2004 fiscal year starting March 1, 2003. The dividends will be paid quarterly at the rate of 3 cents per share per quarter, except the third quarter when the company will pay 4 cents per share adding one cent as a Christmas Bonus.

The company said it is forecasting continued earnings and positive cash flow over the next 12 months such that the 13 cent dividend is appropriate.


Safe Harbor - This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.


**************
For  further  information  contact:

Dana  Yarbrough,  Corporate  Communications  Director
800-368-5569  or  www.dyarbrough@lifepartnersinc.com
<http://www.dyarbrough@lifepartnersinc.com/>